Exhibit - 10.32
                              Shuffle Master, Inc.
         Restated Outside Directors' Option Plan Dated January 24, 2002




                              SHUFFLE MASTER, INC.
             RESTATED OUTSIDE DIRECTORS' OPTION PLAN (JANUARY 2002)

                                TABLE OF CONTENTS

1.)   Purposes.................................................................1
2.)   Definitions..............................................................1
3.)   Option Stock Available Under Plan........................................3
4.)   Administration...........................................................3
5.)   Eligibility for Options..................................................4
6.)   Terms and Conditions of Options..........................................4
7.)   Adjustments..............................................................9
8.)   Acceleration of Vesting and Exercisability Upon Certain Events...........9
9.)   Rights as Shareholder...................................................12
10.)  No Obligation to Exercise Option; Maintenance of Relationship...........12
11.)  Withholding Taxes.......................................................12
12.)  Purchase for Investment; Rights of Holder on Subsequent Registration....12
13.)  Modification of Outstanding Options.....................................13
14.)  Approval of Shareholders................................................13
15.)  Liquidation.............................................................13
16.)  Restrictions on Issuance of Shares......................................13
17.)  Amendment, Suspension or Termination of the Plan........................14
18.)  Effective Date..........................................................14
19.)  General Provisions......................................................14


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                              SHUFFLE MASTER, INC.
             RESTATED OUTSIDE DIRECTORS' OPTION PLAN (JANUARY 2002)


         1.) Purposes.

         The principal purposes of the Shuffle Master, Inc. (the "Company") Restated Outside Directors' Option Plan (the "Plan") are to attract and retain the best available candidates for the Board, to provide additional equity incentives to Eligible Directors through their participation in the growth value of the Stock, and to promote the success of the Company's business. To accomplish the foregoing objectives, this Plan provides a means whereby Eligible Directors will receive Options to purchase Stock. Options granted prior to the effective date of this Restated Outside Directors' Option Plan continue to be governed by the Outside Directors' Stock Option Plan as in effect and as amended prior to the effective date of this Restated Outside Directors' Option Plan.

         Options granted under this Plan will be Non-Qualified Stock Options.

         2.) Definitions.

         For purposes of this Plan, the following terms shall have the meanings indicated below:

         (a) "Board" means the Board of Directors of the Company.

         (b) "Capital Stock" means any of the Company's authorized but unissued shares of voting common stock, par value of One Cent ($0.01) designation.

         (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         (d) "Committee" means a committee consisting solely of not less than two members of the Board of Directors of the Company who are "Non-Employee Directors" within the meaning of and to the extent required by the general rules and regulations promulgated pursuant to
         Section 16 of the Exchange Act (the "Section 16 Regulations"). The term "Committee" shall refer to the Board of Directors of the Company during such times as no committee is appointed by the Board of Directors and during such times as the Board of Directors is acting in lieu of the Committee.

         (e) "Company" means Shuffle Master, Inc., a Minnesota Company, and any of its Subsidiaries or its Parent.

         (f) "Director" means a member of the Board.

         (g) "Eligible Director" means a Director who is not also an employee of the Company. A director who also serves as Corporate Secretary, and is not otherwise employed by the Company, is an Eligible Director.

         (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (i) "Exercise Price" means the price per share at which an Option may be exercised.

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         (j) "Fair Market Value" means the price per share determined as follows:

                  (i) if the security is listed for trading on one or more national securities exchanges or is quoted on the Nasdaq National Market System ("Nasdaq NMS"), the reported last sales price on such principal exchange or system on the date in question (if such security shall not have been traded on such principal exchange on the Nasdaq NMS on such date, the reported last sales price on such principal exchange or on Nasdaq NMS on the first day prior thereto on which such security was so traded); or (ii) if the security is not listed for trading on a national securities exchange and is not quoted on Nasdaq NMS but is quoted on the Nasdaq Small Cap System or is otherwise traded in the over-the-counter market, the mean of the highest and lowest bid prices for such security on the date in question (if there are no such bid prices for such security on such date, the mean of the highest and lowest bid prices on the most recent day prior thereto (not to exceed ten (10) days prior to the date in question) on which such prices existed); or (iii) if neither (i) nor (ii) is applicable, by any means deemed fair and reasonable by the Committee, which determination shall be final and binding on all parties.

         (k) "Family Member" includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee's household (other than a tenant or employee), a trust in which Family Members have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than fifty percent (50%) of the voting interests.

         (l) "Option" means an option to purchase Stock as described in Section 6 hereof. An Option granted under this Plan is a nonstatutory option to purchase Stock which does not meet the requirements of an incentive stock option set forth in Section 422 of the Code.

         (m) "Option Agreement" means a written agreement pursuant to which the Company grants an option to an Optionee and sets the terms and conditions of the Option.

         (n) "Option Date" means the date upon which an Option Agreement for an Option granted pursuant to this Plan is duly executed by or on behalf of the Company.

         (o) "Option Stock" means the voting common stock of the Company (subject to adjustment as described in Section 7) reserved for Options pursuant to this Plan, or any other class of stock of the Company which may be substituted therefor by exchange, stock split or otherwise.

         (p) "Optionee" means an Eligible Director who has been granted an Option.

         (q) "Plan" means this Restated Outside Directors' Option Plan (January
         2002), as amended hereafter from time to time.

         (r) A "Subsidiary" means any company in an unbroken chain of companies beginning with the Company, if, at the time of granting the option, each of the companies other than the last company in the chain owns stock possessing more than fifty percent (50%) of the


                                       2.
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         total combined voting power of all classes of stock in one of the other companies in such chain. The term shall include any subsidiaries which become such after adoption of this Plan.

         (s) A "Parent" means a company that directly, or indirectly through related companies, owns more than fifty percent (50%) of the voting power of the shares entitled to vote for directors of the Company. The term shall include a company which becomes such after adoption of this Plan.

         (t) "Securities Act" means the Securities Act of 1933, as amended.

         (u) "Termination Date" means the date on which an Optionee ceases to be a Director of the Company.

         3.) Option Stock Available Under Plan.

         (a) Stock Subject to the Plan. The maximum number of shares of Stock that may be issued upon the exercise of Options is 337,500 (which number reflects three 3-for-2 stock splits effected by the Company since the date this Plan was first adopted and does not reflect a change in the number of Options authorized under the Plan). The shares of Stock covered by the portion of any Option that expires or otherwise terminates unexercised under this Plan shall become available again for grant.

         (b) The aggregate number of shares available under this Plan shall be subject to adjustment on the occurrence of any of the events and in the manner set forth in Section 7. Except as provided in Section 7, in no event shall the number of shares reserved be reduced below the number of shares issuable upon exercise of outstanding Options. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares, shall (unless the Plan shall have been terminated) become available for other Options under the Plan.

         4.) Administration.

         The Plan shall be administered by the Committee. The Company shall grant Options pursuant to the Plan upon determinations of the Committee as to which of the eligible persons shall be granted Options, the number of shares to be optioned, the Exercise Price, the vesting, the term of exercise, the term during which any such Options may be exercised and the other terms and provisions of the Options. The Committee may from time to time adopt rules and regulations for carrying out the Plan and shall have authority and discretion to interpret and construe any provision of the Plan. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan shall be final and conclusive. No member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Option granted under the Plan.


                                       3.
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         5.) Eligibility for Options.

         Options may be granted only to an Eligible Director of the Company. If an Eligible Director becomes an employee of the Company subsequent to any Option Grant pursuant to this Plan, such Option shall remain in effect and exercisable in accordance with this Plan.

         6.) Terms and Conditions of Options.

         Whenever the Committee shall grant an Option, it shall communicate to the Secretary of the Company the name of the Optionee, the number of shares to be optioned and such other terms and conditions as it shall determine, not inconsistent with the provisions of this Plan. The President or other officer of the Company shall then enter into an Option Agreement with the Optionee, complying with and subject to the following terms and conditions and setting forth such other terms and conditions of the Option as determined by the
Committee:

         (a) Grant of Option. Options shall be granted pursuant to this Plan as follows:

                  (1) Grant upon Election or Appointment - Upon the initial election or appointment of an Eligible Director, the Committee shall grant Options to such new Eligible Director. Such Options shall entitle the Eligible Director to purchase such number of shares of Capital Stock as the Committee shall determine, if any. If more than one Eligible Director is elected or appointed at the same time, the Committee may vary the number of Options granted to each.

                  (2) Annual Grant - Each person who remains an Eligible Director on the date of the Company's annual shareholder meeting shall be granted an Option to purchase such number of shares of Capital Stock as the Committee shall determine, if any. If more than one Eligible Director is re-elected at the same time, the Committee may vary the number of Options granted to each.

                  (3) Discretionary Grants. - In addition to the automatic granting of options pursuant to subsections (1) and
                           (2) set forth above in this section, the Committee may grant additional options to Eligible Directors at such times as the Committee shall determine. Options granted under this subsection shall contain such terms and conditions as determined by the Committee at the time of grant.

         (b) Exercise Price.

                  (1) The Exercise Price of an Option granted under subsection 6(a)(1) or (2) shall be one hundred percent (100%) of the Fair Market Value of the Option Stock at the Option Date.


                                       4.
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                  (2)      The Exercise Price of an Option granted under Section
                           6(a)(3) shall be such price as determined by the Committee at the time it makes the grant, including a price which can be determined on the basis of future events. If the Committee fails to state an Exercise Price at the time of grant, the Exercise Price shall be the Fair Market Value of the Option Stock at the Option Date.

                  (3) The Exercise Price shall be subject to adjustment as provided in Section 7 hereof.

         (c) Time and Manner of Exercise of Option.

         Except as set forth in this Plan or in the action of the Committee at the grant of an Option, all Options shall vest immediately upon grant. Fifty percent (50%) of Options granted upon election or appointment shall vest on the Option Date and the remaining fifty percent (50%) shall vest on the first anniversary of the Option Date. No Option may be exercised after ten (10) years from the date on which the option was granted.

         (d) Termination, Except Death or Disability.

         An Optionee who ceases to be an Eligible Director of the Company shall have the right to exercise any vested outstanding Options which were exercisable at the time of such event at any time within twelve (12) months after such event or until the earlier date of termination of exercisability of such option under this Plan or the Option Agreement, unless otherwise set forth in the Option Agreement. Any vested Options not exercised within the twelve (12) month period shall terminate at the expiration of such period, unless otherwise set forth in the Option Agreement. Nothing in this subsection shall act to permit the exercise of an Option if such Option otherwise expires pursuant to this Plan.

         (e) Death or Disability of Optionee.

         If an Optionee shall die or become disabled while an Eligible Director of the Company and in any such case shall not have fully exercised his or her vested Options, any vested Options granted pursuant to the Plan which were exercisable at the date of death or disability shall be exercisable only within twelve (12) months following his or her date of death or disability or until the earlier originally stated expiration thereof, unless otherwise set forth in the Option Agreement. In the case of death, such Option shall be exercised pursuant to subsection
         (f) of this Section 6 by the person or persons to whom the Optionee's rights under the Options shall pass by the Optionee's will or by the laws of descent and distribution, but only to the extent that such Options were exercisable at the time of death. For purposes of this Plan, "disabled" shall not have the same meaning as set forth in
         Section 22(e)(3) of the Code but, recognizing that service as a director involves substantially less effort than employment, shall refer to an inability to carry out the duties of a director of a publicly-held corporation. All determinations as to whether an Optionee has become so disabled as to be unable to continue to function as a director shall be made by the Committee (not including the Optionee) and shall be final and binding upon the Optionee. The fact that the Committee does not have power to remove a director from their directorship shall not affect the validity of any determination of disability by the Committee.


                                       5.
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         (f) Transfer of Option.

                  (1) Non-Transferability. Except as permitted by the next subsection, each Option granted hereunder shall, by its terms, not be transferable by the Optionee and shall be, during the Optionee's lifetime, exercisable only by the Optionee or Optionee's guardian or legal representative. Except as permitted by the next subsection, each Option granted under the Plan and the rights and privileges thereby conferred shall not be transferred, assigned or pledged in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Upon any attempt to so transfer, assign, pledge, or otherwise dispose of the Option, or of any right or privilege conferred thereby, contrary to the provisions of the Option or the Plan, or upon levy of any attachment or similar process upon such rights and privileges, the Option, and such rights and privileges, shall immediately become null and void.

                  (2) Permitted Transfers. Each Option granted hereunder shall, by its terms, be transferable:

                           a. by the Optionee to an Optionee's Family Member by a bona fide gift or pursuant to a domestic relations order in settlement of marital property rights;

                           b. by will or pursuant to the laws of descent and distribution; or

                           c. as otherwise permitted pursuant to the rules or regulations adopted by the Securities and Exchange Commission ("SEC") under the Act or the interpretations of such rules and regulations as announced by the SEC from time to time.

                           Any permitted transfer shall be effective only when accepted by the Company subject to the Company receiving documentation reasonably satisfactory to it of such gift, transfer pursuant to domestic relations order, or transfer pursuant to will or pursuant to the laws descent and distribution. Upon effectiveness of any permitted transfer, the rights under any Option shall be exercisable only by the permitted transferee or such transferee's guardian or legal representative. Except as permitted by this subsection, each Option granted under the Plan and the rights and privileges thereby conferred shall not be further transferred, assigned or pledged in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Upon any attempt to so further transfer, further assign, pledge, or otherwise further dispose of the Option, or of any right or privilege conferred thereby, contrary to the provisions of the Option or the Plan, or upon levy of any attachment or similar process upon such rights and privileges, the Option, and such rights and privileges, shall immediately become null and void. No permitted transfer shall cause any change in the terms of any Option except the identity of the person(s) entitled to exercise such Option and to receive the common stock issuable upon exercise of the Option.


                                       6.

                           Without limiting the generality of the foregoing, any Option shall be subject to termination upon the Optionee ceasing to be an Eligible Director, death or disability of the Optionee to whom the Option was originally granted by the Company without reference to the status as an Eligible Director, death or disability of any permitted transferee. In the event of any transfer of an Option, the obligations of the Company owed to the Optionee shall be owed to the transferee and references in this Plan or in any Option Agreement to the Optionee shall, unless the context otherwise requires, refer to the transferee.

         (g) Manner of Exercise of Options.

         An Option may be exercised, in whole or in part, at such time or times and with such rights with respect to such shares which have accrued and are in effect. Such Option shall be exercisable only by: (i) written notice to the Company of intent to exercise the Option with respect to a specified number of shares of stock; (ii) tendering the original Option Agreement to the Company; and (iii) payment to the Company of the Exercise Price for the number of shares of stock with respect to which the Option is then exercised. Except as set forth in the next sentence, payment of the Exercise Price may be made in any of the following manners:

                  (1) cash, including certified check, bank draft or postal or express money order;

                  (2) personal check (provided that if payment of the Exercise Price is made by personal check and such personal check is not timely paid by the drawer's bank, such payment shall be deemed not to have been made and any shares issued upon such exercise shall be deemed void and never issued);

                  (3) by surrender for cancellation of shares of common stock of the Company either:

                           a. Acquired by the Optionee other than by exercise of an Option;

                           b. Acquired by the Optionee upon exercise of an Option where the Option Shares being surrendered have been held by the Optionee for at least six (6) months after such exercise; or

                           c. Acquired by the Optionee upon exercise of an Option where the Option Shares being surrendered have been held by the Optionee for six months or less after such exercise but only if the Optionee has obtained prior approval of the specific surrender (such approval to include at least the date of grant of the Option being exercised, the dates of grant and exercise of the Option pursuant to which shares to be surrendered were acquired, and the number of Option Shares to be surrendered) by the Committee; and having a Fair Market Value equal to the exercise price of the Options being exercised (if the shares surrendered have a Fair Market Value in


                                       7.

                                    excess of the Exercise Price of the Options being exercised, the Company shall promptly pay to the Optionee an amount equal to the excess of such Fair Market Value over the Exercise Price, not to exceed the Fair Market Value of one share);

                  (4) by any other method of payment which the Committee shall approve before, at, or after the date of grant of such Options.

         Notwithstanding the foregoing listing of permissible manners of payment of Exercise Price, the Committee shall have the right, from time to time, to cancel, limit or suspend the right to make payment under any one or more manners of payment (other than the payment by cash, certified check, bank draft or postal or express money order), including other methods of payment previously approved by the Committee under the authority granted in subsection (g)(4) of this Section 6, including the right to cancel, limit or suspend such right as to any one, some, or all Option(s) and as to any one, some, or all Option Holder(s).

         There shall be no exercise at any one time as to fewer than one hundred
         (100) shares (or such lesser number of shares as the Committee may from time to time determine in its discretion) or all of the remaining shares then purchasable by the Optionee or person exercising the Option. When shares of stock are issued pursuant to the exercise of an Option, the fact of such issuance shall be noted on the Option Agreement by the Company before the Option Agreement is returned. When all shares of Optioned stock covered by the Option Agreement have been issued, or the Option shall expire, the Option Agreement shall be canceled and retained by the Company.

         (h) Delivery of Certificate.

         An Option shall be deemed to have been exercised immediately prior to the close of business on the date the Company is in receipt of the original Option Agreement, written notice of intent to exercise the Option, and payment for the number of Shares being acquired upon exercise of the Option. The Optionee shall be treated for all purposes as the holder of record of the Option Stock as of the close of business on such date, except where shares are held for unpaid withholding taxes. As promptly as practicable on or after such date, the Company shall issue and deliver to the Optionee a certificate or certificates for the Option Stock issuable upon such exercise; provided, however, that such delivery shall be deemed effected for all purposes when the Company, or the stock transfer agent for the Company, shall have deposited such certificates in the United States mail, postage prepaid, addressed to the Optionee at the address specified in the written notice of exercise.

         (i) Other Provisions.

         The Option Agreements under this Section shall contain such other provisions as the Committee shall deem advisable.


                                       8.

         7.) Adjustments.

         In the event that the outstanding shares of the common stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another company by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which Options may be granted under the Plan and as to which outstanding Options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the participant shall be maintained as before the occurrence of such event; such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Exercise Price per share.

         If the Company is a party to a merger, consolidation, reorganization or similar corporate transaction and if, as a result of that transaction, its shares of common stock are exchanged for: (i) other securities of the Company or
(ii) securities of another company which has assumed the outstanding options under the Plan or has substituted for such Options its own Options, then each Optionee shall be entitled (subject to the conditions stated herein or in such substituted Options, if any), in respect of that Optionee's Options, to purchase that amount of such other securities of the Company or of such other company as is sufficient to ensure that the value of the Optionee's Options immediately before the corporate transaction is equivalent to the value of such Options immediately after the transaction, taking into account the Exercise Price of the Option before such transaction, the Fair Market Value per share of the common stock immediately before such transaction and the fair market value, immediately after the transaction, of the securities then subject to that Option (or to the option substituted for that Option, if any). Upon the happening of any such corporate transaction, the class and aggregate number of shares subject to the Plan which have been heretofore or may be hereafter granted under the Plan shall be appropriately adjusted to reflect the events specified in this Section.

         8.) Acceleration of Vesting and Exercisability Upon Certain Events.

         (a) Acceleration of Vesting.

         Notwithstanding any requirements for vesting and time of exercisability of any Option as set forth in the Option Agreement with each Optionee or as otherwise determined by the Committee, any Option granted under this Plan, to the extent not already terminated, shall become vested and immediately exercisable if any of the following occur:

                           (1) Any person (other than the Company) shall make a tender offer to acquire such number of shares of the Company's common stock as shall constitute twenty percent (20%) or more of the Company's outstanding common stock;

                           (2) The Company shall issue or the Company's officers and directors shall transfer (and/or assign their voting rights related to) shares of common stock (or other securities convertible into or exchangeable for common stock) representing at least twenty percent (20%) of the outstanding


                                       9.

                                    common stock of the Company (including a series of similar transactions effected within six (6) months which, in the aggregate, result in the issuance and/or transfer of (and/or assignment of voting rights related to) at least twenty percent (20%) of the Company's outstanding common stock) (the percentages set forth in this paragraph to be computed after completion of the subject transactions and as though shares "beneficially owned," as defined in Rule 13d-3 under the Exchange Act, were, in fact, owned);

                           (3) A proxy statement, whether issued by the Company or another shareholder, proposes a vote at a shareholder meeting related to any merger of the Company, any sale of substantially all of the Company's assets or any reorganization of the Company involving a change in beneficial ownership of the Company;

                           (4) A change in control of the Company of a nature that would be required to be reported pursuant to Section 13 of 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements, including, without limitation, such time as any person becomes, after the effective date of the Plan, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
                                    Act), directly or indirectly, of forty
                                    percent (40%) or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors;

                           (5) The individuals who constitute the Board of Directors on the effective date of the Plan cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors comprising the Board on the effective date of the Plan will, for purpose of this subsection (a)(5) of this Section, be considered as though such persons were a member of the Board of Directors on the effective date of the Plan.

                           (6)      Any other event which the Committee
                                    determines is of similar effect, such
                                    determination to be made by the Committee on an event-by-event basis.

         (b) No Limitation on Exercise Period.

         Nothing in this Section shall limit or shorten the period during which any such option is exercisable. If an option provides for exercisability during a limited period after a contingency is satisfied, and the initial exercisability of the option is accelerated by means of this Section, the expiration of such option shall be delayed until the contingency has been satisfied and the option shall, thereafter remain exercisable for the balance of the period initially contemplated by the option grant. (For example, if an option is granted providing that it shall be exercisable for a period of ninety (90) days after a triggering event, and such option is subject to the provisions of this Section providing that it shall


                                      10.

         become immediately exercisable, it shall thereafter remain exercisable until such triggering event has occurred and ninety (90) days has passed.)

         (c) No Extension of Exercise Period.

         Any acceleration or extension of exercisability pursuant to this Section shall not extend such exercisability beyond the expiration or maximum term set forth in Section 6.

         (d) Acceleration DUE to Company Call of Options.

         Notwithstanding any requirements for vesting and time of exercisability of any Option as set forth in the Option Agreement with each Optionee or as otherwise determined by the Committee, any Option granted under this Plan, to the extent not already terminated and subject to a call provision, shall become vested and immediately exercisable if the Company gives notice of its intention to exercise its right to call such option.

         (e) Cash Payment for Options.

         If an event described in Section 8 occurs, then the Committee in its sole discretion either in an agreement evidencing an Option grant at the time of grant or at any time after the grant of an Option, and without the consent of any Option recipient affected thereby, may determine that some or all recipients holding outstanding Options will receive, with respect to and in lieu of some or all of the shares of Option Stock, as of the effective date of any such Section 8 event, cash in an amount equal to the excess of the Fair Market Value of such shares either immediately prior to the effective date of such Section 8 event or, if greater, determined on the basis of the amount paid as consideration by the other party(ies) to the Section 8 event over the Exercise Price per share of such Options.

         (f) Limitation on Payments.

         Notwithstanding anything in Sections 8(a), 8(d) or 8(e) of the Plan to the contrary, if the Company is then subject to the provisions of
         Section 280G of the Code, and if the acceleration of the vesting of an Option as provided in Section 8(a) or 8(d) or the payment of cash in exchange for all or part of an Option as provided in Section 8(e) (which acceleration or payment could be deemed a "payment" within the meaning of Section 280G(b)(2) of the Code), together with any other payments which such recipient has the right to receive from the Company or any company that is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the
         Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), then the payments to such recipient pursuant to Sections 8(a), 8(d) or 8(e) will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that if such recipient is subject to a separate agreement with the Company or a Subsidiary which specifically provides that payments attributable to one or more forms of employee stock incentives or to payments made in lieu of employee stock incentives will not reduce any other payments under such agreement, even if it would constitute an excess parachute payment, then the limitations of this Section 8(e) will, to that extent, not apply.


                                      11.

         9.) Rights as Shareholder.

         An Optionee shall not, by reason of any Option granted hereunder, have any right of a shareholder of the Company with respect to the shares covered by his or her Option until the exercise of such Option is effective.

         10.) No Obligation to Exercise Option; Maintenance of Relationship.

         The granting of an Option shall impose no obligation upon the Optionee to exercise such Option. Nothing in the Plan or in any Option Agreement entered into pursuant hereto shall be construed to confer any obligation on the part of the Board to nominate any Director for re-election by the Company's shareholders, or confer upon any Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation or interfere in any way with the right of the Company to terminate his or her relationship with the Company at any time.

         11.) Withholding Taxes.

         If applicable, whenever, under the Plan, shares of Option Stock are to be issued upon exercise of the Options granted hereunder and prior to the delivery of any certificate or certificates for said shares by the Company, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy any federal and state withholding or other employment taxes resulting from such exercise. In the event that withholding taxes are not paid by the date of exercise, to the extent permitted by law, the Company shall have the right, but not the obligation, to cause such withholding taxes to be satisfied by reducing the number of shares of stock deliverable or by offsetting such withholding taxes against amounts otherwise due from the Company to the Optionee as wages, salary, consulting fees, director's fee or otherwise. If withholding taxes are paid by reduction of the number of shares deliverable to Optionee, such shares shall be valued at the Fair Market Value as of the business day preceding the date of exercise.

         12.) Purchase for Investment; Rights of Holder on Subsequent Registration.

         Unless the shares to be issued upon exercise of an Option granted under the Plan have been effectively registered under the Securities Act, the Company shall be under no obligation to issue any shares covered by any Option unless the person who exercises such Option, whether such exercise is in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued to him or her pursuant to such exercise of the Option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act, or any other applicable law, and that if shares are issued without such registration a legend to this effect may be endorsed on the securities so issued and a "stop transfer" restriction may be placed in the stock transfer records of the Company.


                                      12.

In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the Securities Act or other applicable statutes anyshares with respect to which an Option shall have been exercised, or to qualify any such shares for exemption from the Securities Act or other applicable statutes, then the Company shall take such action at its own expense and may require from each participant such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances under which they were made.

         13.) Modification of Outstanding Options.

         The Committee may accelerate the exercisability of an outstanding Option and may authorize modification of any outstanding Option with the consent of the Optionee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan.

         14.) Approval of Shareholders.

         The Outside Directors' Stock Option Plan, prior to this restatement, was previously approved by the Company's shareholders. All amendments thereto, including this restatement have been approved by the Board and do not require further shareholder approval for such amendments or restatement.

         15.) Liquidation.

         Upon the complete liquidation of the Company, any unexercised Options theretofore granted under this Plan shall be deemed canceled, except as otherwise provided in Section 8 in connection with a merger, consolidation or reorganization of the Company.

         16.) Restrictions on Issuance of Shares.

         Notwithstanding the provisions of Section 6, the Company may delay the issuance of shares covered by the exercise of any Option and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

         (a) The shares with respect to which the Option has been exercised are at the time of the issue of such shares effectively registered under applicable Federal and state securities acts as now in force or hereafter amended; or

         (b) A no-action letter in respect of the issuance of such shares shall have been obtained by the Company from the Securities and Exchange Commission and any applicable state securities commissioner; or

         (c) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration under applicable federal and state securities acts as now in force or hereafter amended.


                                      13.

         It is intended that all exercises of Options shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to cause a registration statement or a post-effective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issue of shares in respect of which any option may be exercised.

         17.) Amendment, Suspension or Termination of the Plan.

         The Committee may at any time amend, alter, suspend, or discontinue this Plan, except to the extent that shareholder approval is required for any amendment or alteration: (a) by Rule 16b-3 or applicable law in order to exempt from Section 16(b) of the Exchange Act any transaction contemplated by this Plan; (b) by the rules of the New York Stock Exchange, if the Company's securities are listed thereon; or (c) by the rules of NASDAQ pertaining to the National Market System, if the Company's securities are quoted thereon; provided, however, no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any Optionee under an Option without such Optionee's consent; and provided further, that any provision in this Plan relating to the eligibility of Directors to participate in this Plan, the timing of Option grants made under this Plan, or the amount of Options granted to a Director under this Plan, shall not be amended more than once every six months, other than to comport with the changes in the Code or the rules thereunder. Subject to the foregoing, the Committee shall have the power to make such changes in the regulations and administrative provisions hereunder, or in any Option (with the Optionee's consent), as in the opinion of the Committee may be appropriate from time to time.

         18.) Effective Date. This Restatement of the Outside Directors' Option Plan became effective on January 24, 2002 when it was adopted by the Board.

         19.) General Provisions.

         (a) If any day on or before which action under the Plan must be taken falls on a Saturday, Sunday, or legal holiday, such action may be taken on the next succeeding day not a Saturday, Sunday or legal holiday.

         (b) To the extent that federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant hereto shall be governed by and construed under the laws of the State of Minnesota.

Adopted by the Board of Directors:  January 24, 2002


                                      14.

         IN WITNESS WHEREOF, the undersigned hereby acknowledges that the Company has caused this document to be finalized and approved as the "Restated Outside Directors' Option Plan" as of this twenty-fourth day of January, 2002.

                                        SHUFFLE MASTER, INC.



                                        By: /s/ Gary W. Griffin
                                            ------------------------------------

                                            Its: Secretary
                                                 -------------------------------


                                      15.